Vivaldi MERGER ARBITRAGE Fund
Class A (VARAX)

Class I (VARBX)

Vivaldi Multi-Strategy Fund
Class A (OMOAX)

Class I (OMOIX)

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated August 12, 2019, to each currently effective

Statement of Additional Information (“SAI”).

Effective July 1, 2019 (the “Effective Date”), Terrance P. Gallagher was appointed as an Interested Trustee of the Board of Trustees of the Trust. Accordingly, the following changes are made to the SAI:

The following is added to the table under the section entitled “Trustees and Officers”:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[b] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[c]	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee:
Terrance P. Gallagher a* (born 1958) Trustee and President	Since July 2019	President, Investment Managers Series Trust II (September 2013 – present); Executive Vice President, UMB Fund Services, Inc. (2007 – present). Director of Compliance, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2004 – 2007).	2

Cliffwater Corporate Lending Fund, a closed-end registered investment company;

GAI Corbin Multi Strategy Fund, a closed-end investment company; and GAI Agility Income Fund, a closed-end investment company.

a	Address for Mr. Gallagher: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Trustees and officers serve until their successors have been duly elected.
c	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund(s) managed by the same investment advisor. The Advisor serves as investment advisor to the series listed above which are offered in a separate prospectus. The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services Information is as of August 9, 2019.
*	Mr. Gallagher is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc.

The first sentence of the last paragraph under the section entitled “Compensation” is deleted and replaced with the following:

Messrs. Banhazl and Gallagher are not compensated for their service as Trustees because of their affiliations with the Trust.

The first two paragraphs under the section entitled “Additional Information Concerning the Board and the Trustees” are deleted and replaced with the following:

The current Trustees were selected in September 2013 (July 2019 for Mr. Gallagher) with a view towards establishing a Board that would have the broad experience needed to oversee a registered investment company comprised of multiple series employing a variety of different investment strategies. As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.

The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Mr. Banhazl, Mr. Gallagher and Mr. Zader (at that time), satisfying the criteria for not being classified as an “interested person” of the Trust as defined in the 1940 Act; and, as to Mr. Banhazl, his position with Mutual Fund Administration, LLC, one of the Trust’s co-administrators; and as to Mr. Gallagher, his position with UMB Fund Services, Inc., the other of the Trust’s co-administrators. In addition, the Trustees have the following specific experience, qualifications, attributes and/or skills relevant to the operations of the Trust:

The following is added under the section entitled “Additional Information Concerning the Board and the Trustees” section:

•	Mr. Gallagher has substantial experience serving in senior executive positions at mutual fund administrative service providers.

The following is added under the section entitled “Fund Shares Beneficially Owned by Trustees”:

Certain information regarding ownership by Terrance P. Gallagher, Trustee of the Fund and other series of the Trust, as of December 31, 2018 is set forth in the following table.

Name of Trustee	Dollar Range of Equity Securities in the Fund ($)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies ($)
Terrance P. Gallagher, Interested Trustee	None	None

In addition, as of the Effective Date:

•	Kathleen K. Shkuda resigned as Chair of the Nominating, Governance and Regulatory Review Committee (the “Nominating Committee”) and John P. Zader was elected as the new Chair of the Nominating Committee.
•	Larry D. Tashjian resigned as Chair of the Valuation Committee and Ms. Shkuda was elected as the new Chair of the Valuation Committee.

All references to the Nominating Committee and Valuation Committee Chairs in the SAI are updated accordingly.

Please file this Supplement with your records.